TRI-CONTINENTAL CORPORATION
INVESTS TO PRODUCE
FUTURE GROWTH OF BOTH
CAPITAL AND INCOME,
WHILE PROVIDING REASONABLE
CURRENT INCOME.

                                                THIRD QUARTER REPORT 1999
                                                      TRI-CONTINENTAL
                                                       CORPORATION
                                            AN INVESTMENT YOU CAN LIVE WITH

Tri-Continental Corporation
      MANAGED BY
    [LOGO OMITTED]
J. & W. SELIGMAN & CO.
      INCORPORATED
INVESTMENT MANAGERS AND ADVISORS
     ESTABLISHED 1864
100 PARK AVENUE, NEW YORK, NY 10017

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF
STOCKHOLDERS OR THOSE WHO HAVE RECEIVED THE CURRENT
PROSPECTUS COVERING SHARES OF COMMON STOCK OF TRI-
CONTINENTAL CORPORATION, WHICH CONTAINS INFORMATION ABOUT
MANAGEMENT FEES AND OTHER COSTS.
TRI-CONTINENTAL CORPORATION                  CETRI3c 9/99

TRI-CONTINENTAL CORPORATION

To the Stockholders:

   The past fiscal quarter was a difficult one for equities and for Tri-Continental Corporation. During this period, Tri-Continental posted a total return of -7.85% based on net asset value and -2.73% based on market price. During the same period, the Lipper Closed-End Growth & Income Funds Average posted a total return of -7.26% and the Standard and Poor's 500 Composite Stock Price Index (S&P 500) posted a total return of -6.24%. A discussion with your Portfolio Managers regarding the Corporation's results begins on page 2.

   During the three-month period ended September 30, 1999, the financial markets were highly volatile due to investor concerns regarding inflation, higher interest rates, and tighter monetary policy by the Federal Reserve Board. In May, the Fed began to prepare markets for the possibility of higher rates by announcing a tightening bias. The Fed followed through by raising the federal funds rate by 25 basis points in June and by another 25 basis points in August.

   These rate hikes are a partial reversal of the easier policy the Fed pursued last autumn when the global economic crisis threatened to drag the US into recession. Since this danger has been averted, the Fed has now become concerned that the robust economic expansion in the US, combined with sharply recovering economies in the rest of the world, may represent an inflationary threat to the US economy.

   There have been some early and modest signs, such as a slowdown in the housing market and faltering consumer confidence, that the Fed's tightening is indeed slowing the economy to a more sustainable rate of growth. We believe this controlled slowdown is healthy and will pave the way for continued economic growth and stock market advances over the long term. The fundamentals underlying the US economy remain sound and should support strong corporate profit growth over the long term.

   J. & W. Seligman & Co. Incorporated, your Corporation's manager, and Seligman Data Corp., your Corporation's Stockholder service agent, have completed preparations for potential computer problems related to the Year 2000 (Y2K). All internal mission-critical systems, software, and interfaces have been successfully tested for Y2K compliance. We have devoted considerable time and resources to Y2K during the past several years and we believe that Stockholders will not be inconvenienced or experience disruptions as a result of the Corporation's entry into the new millennium. In addition, your portfolio management team considers the potential ramifications of the Year 2000 (Y2K) computer issue when making decisions on which securities should be held by the Corporation.

   Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

WILLIAM C. NORRIS
-----------------
William C. Morris
Chairman


                                                                   BRIAN T. ZINO
                                                                   -------------
                                                                   Brian T. Zino
                                                                       President
November 5, 1999

Tri-Continental Corporation

INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND RODNEY COLLINS

[PHOTO OMITTED]

SELIGMAN GROWTH AND INCOME TEAM: (FROM LEFT) AMY FUJII, JOHN ROTH, MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), (SEATED) CHARLES SMITH (PORTFOLIO MANAGER), RODNEY COLLINS (CO-PORTFOLIO MANAGER).

HOW DID TRI-CONTINENTAL CORPORATION PERFORM DURING THE THIRD QUARTER OF 1999?

For the quarter ended September 30, 1999, Tri-Continental Corporation posted a total return of -7.85% based on net asset value, compared to -7.26% for the Lipper Closed-End Growth & Income Funds Average and -6.24% for the Standard and Poor's 500 Composite Stock Price Index (S&P 500).

WHAT ECONOMIC AND MARKET FACTORS AFFECTED TRI-CONTINENTAL'S PERFORMANCE IN THE THIRD QUARTER?

Tri-Continental's disappointing third-quarter results, like the poor results of the stock market overall, were primarily due to investor concern and uncertainty regarding inflation, tighter monetary policy, and rising interest rates. At its June and August meetings, the Fed increased the federal funds rate by 25 basis points at each meeting, following its announcement in May of a more restrictive monetary policy. The almost complete reversal of the looser policy of last year, in addition to some early and moderate signs of inflationary pressures, produced uncertainty and anxiety among market participants. These issues negatively affected the market during the third quarter, despite strong fundamentals such as a positive corporate earnings outlook. The end result was a high level of volatility and an extremely narrow market, in which only a small number of large-capitalization growth stocks experienced higher prices.

WHAT SECTORS OF THE PORTFOLIO MOST IMPACTED THE CORPORATION'S RESULTS?

During a quarter in which few stocks were able to deliver positive results, the Corporation had a significant weighting in technology, which was the only market sector to deliver strong results. Nearly all other sectors posted negative results. The financial sector -- another large sector in the portfolio -- was the biggest detractor from overall performance. Financial stocks are highly sensitive to changes in interest rates, and the rising-rate environment of the past three months put pressure on the prices of many of these stocks.

WHAT WAS YOUR INVESTMENT STRATEGY?

We believe that the recent high levels of market volatility make a consistent strategy more important than ever. We have therefore remained dedicated to finding attractive long-term opportunities for the Corporation, despite short-term market swings. While investors are currently shying away from value stocks and are driving the prices for a few large-capitalization growth stocks ever higher, we continue to pursue stocks that sell at reasonable prices and that have attractive dividend yields within their industry groups. If a market pullback does offer an opportunity to acquire high-quality stocks at more reasonable prices, we plan to take advantage of that event.

(continued on page 4)

TRI-CONTINENTAL CORPORATION

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1999

                                            Average Annual
                                       ------------------------
                        Three     Nine     One   Five      10
                       Months*   Months*  Year   Years    Years
                      --------  --------  -----  -----    -----

MARKET PRICE**        (2.73)%    6.22%   29.85% 21.45%  15.35%

NET ASSET VALUE**     (7.85)     1.31    21.42  20.56   14.56

LIPPER CLOSED-END
  GROWTH & INCOME
  FUNDS AVERAGE***    (7.26)     1.78    19.13  17.73   13.66

S&P 500***            (6.24)     5.36    27.80  25.03   16.82


Price per share

                September 30, 1999     June 30, 1999      March 31, 1999     December 31, 1998
               -------------------   ---------------    ----------------   -------------------
MARKET PRICE         $29.25              $30.1875             $29.00              $28.50

NET ASSET VALUE       33.41               36.40                34.80               34.13



DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                 CAPITAL GAIN
                                 ----------------------------------------------
            Dividend Paid+          Paid             Realized       Unrealized
           ---------------       -----------       -----------     -------------
               $0.36               $0.67++           $3.03            $7.72+++


The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  * Returns for periods of less than one year are not annualized.

 ** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

*** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

  + Preferred Stockholders were paid dividends totaling $1.875 per share.

 ++ Represents realized capital gains from 1998, which were paid on June 24, 1999.

+++ Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 1999.

TRI-CONTINENTAL CORPORATION

WHAT IS YOUR OUTLOOK?
There are early signs, such as a slowdown in the housing industry and faltering consumer confidence, that the Fed's tightening policy will be successful at slowing the economy to a more sustainable rate of growth. Over the long term, we believe that this is healthy for the US economy and for the stock market. However, over the short term, concerns over rising interest rates, inflation, and Fed policy will probably produce continued investor uncertainty and high market volatility. In our view, these factors are not a threat to the long-term positive fundamentals underlying the economy and the market. In fact, these factors are likely to be positive for the Corporation's long-term success by presenting buying opportunities over the next few months. In particular, we will be looking to gain exposure to some high-quality stocks if they begin selling at more reasonable prices during a market pullback.

TRI-CONTINENTAL CORPORATION

Largest Portfolio Changes
July 1 to September 30, 1999

                                            Shares
                                   ------------------------
                                                  Holdings
ADDITIONS                           Increase       9/30/99
                                   ----------    ----------
COMMON STOCKS
Allstate Corporation (The)          1,100,000     2,200,000
Cisco Systems, Inc.                   320,000     1,220,000
Clorox Company (The)                  600,000(1)  1,200,000
Dell Computer Corporation             335,000       905,000
Johnson & Johnson                     125,000       725,000
Merrill Lynch & Co., Incorporated     575,000       575,000
Microsoft Corporation                 175,000     1,940,000
Procter & Gamble Company (The)        225,000       630,000
Raytheon Company Class B              630,300     1,230,300
Schering-Plough Corporation           200,000       845,000

                                     Shares or Prin. Amt.
                                   ------------------------
                                                  Holdings
REDUCTIONS                          Decrease       9/30/99
                                   ----------    ----------
COMMON STOCKS
AlliedSignal Inc.                     540,000shs.   640,000shs.
Bristol-Myers Squibb Company          180,000     1,040,000
Citigroup Inc.                        492,500     1,630,000
Exxon Corporation                     230,000       770,000
Fort James Corporation                408,100       641,900
GTE Corporation                       225,000       965,000
Sonat Inc.                          1,222,500       377,500

US GOVERNMENT SECURITIES
US Treasury Bonds,
  7.875%, 2/15/2021               $25,000,000            --
US Treasury Notes:
  5.625%, 11/30/2000               60,000,000            --
  6.50%, 10/15/2006                25,000,000   $50,000,000

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 600,000 shares received as a result of a 2-for-1 stock split.

10 LARGEST HOLDINGS
September 30, 1999

                                                  Value
                                               -------------
Microsoft Corporation                          $175,751,875
General Electric Company                        149,365,038
United Technologies Corporation                 110,914,375
International Business Machines Corporation     104,989,375
Intel Corporation                                96,646,875
Wal-Mart Stores, Inc.                            84,661,250
Cisco Systems, Inc.                              83,608,125
AT&T Corp.                                       79,822,500
GTE Corporation                                  74,184,375
Bank of New York Company, Inc.                   72,225,000

Tri-Continental Corporation

Portfolio of Investments (unaudited)

                                    Shares          Value
                                    -------       ---------
COMMON STOCKS - 94.4%

Aerospace - 0.6%
General Dynamics Corporation        400,000    $  24,975,000
                                              --------------
AUTOMOTIVE AND RELATED - 2.2%
DaimlerChrysler Corporation         580,000    $  40,273,750
Ford Motor Company                  915,000       45,921,563
                                              --------------
                                               $  86,195,313
                                              --------------
CHEMICALS - 1.0%
duPont (E.I.) de Nemours
  and Company                       640,000    $  38,960,000
                                              --------------
COMMUNICATIONS - 7.8%
AT&T Corp.                        1,835,000    $  79,822,500
Ameritech Corporation               830,000       55,765,625
GTE Corporation                     965,000       74,184,375
MCI WorldCom, Inc.*                 805,000       57,834,219
SBC Communications, Inc.            800,000       40,850,000
                                              --------------
                                               $ 308,456,719
                                              --------------
COMMUNICATIONS - EQUIPMENT - 1.7%
Lucent Technologies, Inc.*        1,050,000    $  68,118,750
                                              --------------
COMPUTER AND BUSINESS SERVICES - 18.1%
America Online, Inc.                250,000    $  26,000,000
Applied Materials Inc.              690,000       53,582,812
Cisco Systems, Inc.*              1,220,000       83,608,125
Dell Computer Corporation*          905,000       37,840,312
Electronic Data Systems
  Corporation1,                     275,000       67,495,312
Hewlett-Packard Company             360,000       33,120,000
Intel Corporation                 1,300,000       96,646,875
International Business Machines
   Corporation                      865,000      104,989,375
Microsoft Corporation*            1,940,000      175,751,875
Xerox Corporation                   700,000       29,356,250
                                              --------------
                                              $  708,390,936
                                              --------------
CONSUMER GOODS
   AND SERVICES - 11.4%
Anheuser-Busch Companies, Inc.      600,000   $   42,037,500
Bestfoods                           980,000       47,530,000
Clorox Company (The)              1,200,000       45,900,000
Coca-Cola Company (The)             635,000       30,519,688
ConAgra, Inc.                     2,500,000       56,406,250
Fort James Corporation              641,900       17,130,706
Fortune Brands, Inc.                239,500        7,723,875
PepsiCo, Inc.                     1,550,000       46,887,500
Philip Morris Companies, Inc.     1,430,000       48,888,125
Procter & Gamble Company (The)      630,000       59,062,500
Sara Lee Corporation              1,950,000       45,703,125
                                              --------------
                                              $  447,789,269
                                              --------------
DIVERSIFIED - 1.0%
AlliedSignal Inc.                   640,000   $   38,360,000
                                              --------------
DRUGS AND
   HEALTH CARE - 11.1%
Abbott Laboratories               1,080,000   $   39,690,000
American Home Products
   Corporation1,                    300,000       53,950,000
Baxter International Inc.           667,400       40,210,850
Bristol-Myers Squibb Company      1,040,000       70,200,000
Johnson & Johnson                   725,000       66,609,375
Merck & Co., Inc.                   910,000       58,979,375
Pfizer Inc.                         895,000       32,164,062
Pharmacia & Upjohn, Inc.            760,000       37,715,000
Schering-Plough Corporation         845,000       36,863,125
                                              --------------
                                              $  436,381,787
                                              --------------
ELECTRIC AND
   GAS UTILITIES - 3.8%
DQE Inc.                          1,000,000   $   39,125,000
Sonat Inc.                          377,500       14,982,031
Unicom Corporation                1,155,000       42,662,812
Williams Companies, Inc. (The)    1,400,000       52,412,500
                                              --------------
                                              $  149,182,343
                                              --------------
ELECTRONICS - 1.5%
Raytheon Company Class B          1,230,300   $   61,053,638
                                              --------------

See footnotes on page 7.

TRI-CONTINENTAL CORPORATION
SEPTEMBER 30, 1999
                                    Shares          Value
                                    -------       ---------
ENERGY - 6.8%
BP Amoco plc (ADRs)
   (United Kingdom)                 500,000   $   55,406,250
Exxon Corporation                   770,000       58,471,875
Mobil Corporation                   400,000       40,300,000
Royal Dutch Petroleum
   Company (Netherlands)          1,100,000       64,968,750
Schlumberger Ltd.                   800,000       49,850,000
                                              --------------
                                              $  268,996,875
                                              --------------
FINANCE AND
   INSURANCE - 15.3%
Allstate Corporation (The)        2,200,000   $   54,862,500
American General Corporation      1,000,000       63,187,500
American International
   Group, Inc.                      600,000       52,162,500
Bank of America Corporation         915,000       50,954,063
Bank of New York Company, Inc.    2,160,000       72,225,000
Chubb Corporation (The)             625,000       31,132,812
Citigroup Inc.                    1,630,000       71,720,000
Fannie Mae                          720,000       45,135,000
Mellon Bank Corporation           1,500,000       50,625,000
Merrill Lynch & Co., Incorporated   575,000       38,632,813
Morgan (J.P.) & Co. Incorporated    300,000       34,275,000
Washington Mutual, Inc.           1,344,000       39,312,000
                                              --------------
                                              $  604,224,188
                                              --------------
MACHINERY AND
   INDUSTRIAL
   EQUIPMENT - 6.6%
General Electric Company          1,259,800   $  149,365,038
United Technologies Corporation   1,870,000      110,914,375
                                              --------------
                                              $  260,279,413
                                              --------------
PAPER AND
   FOREST PRODUCTS - 0.9%
Mead Corporation (The)            1,080,000   $   37,125,000
                                              --------------
PUBLISHING - 0.7%
Gannett Co., Inc.                   400,000   $   27,675,000
                                              --------------
RETAIL TRADE - 3.3%
May Department Stores
   Company                        1,192,500   $   43,451,719
Wal-Mart Stores, Inc.             1,780,000       84,661,250
                                              --------------
                                              $  128,112,969
                                              --------------

                                  Shares or
                                   Prin. Amt.        Value
                                   --------        ---------
TRANSPORTATION - 0.6%
GATX Corporation                    760,000shs.  $23,607,500
                                              --------------
TOTAL COMMON STOCKS
   (Cost: $2,817,577,701)                     $3,717,884,700
                                              --------------

US GOVERNMENT
   SECURITIES - 3.0%
US Treasury Notes:
   7.25%, 8/15/2004             $65,000,000   $   68,676,595
   6.50%, 10/15/2006             50,000,000       51,125,000
                                              --------------
TOTAL US GOVERNMENT
   SECURITIES
   (Cost: $119,320,738)                       $  119,801,595
                                              --------------
TRI-CONTINENTAL FINANCIAL
   DIVISION+ - 0.4%
   (Cost: $13,949,168)                        $   14,825,388
                                              --------------
SHORT-TERM HOLDINGS - 1.7%
   (Cost: $67,000,000)                        $   67,000,000
                                              --------------
TOTAL INVESTMENTS - 99.5%
   (Cost: $3,017,847,607)                     $3,919,511,683
OTHER ASSETS
   LESS LIABILITIES - 0.5%                        17,591,150
                                              --------------
NET INVESTMENT ASSETS - 100.0%                $3,937,102,833
                                              --------------
                                              --------------
------------------
* Non-income producing security.
+ Restricted security.

Note: Investments in common stocks, bonds, limited partnership interests and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

TRI-CONTINENTAL CORPORATION
STOCKHOLDER SERVICES

   Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN. Stockholders may automatically purchase additional shares with dividends and capital gains. There is no charge for this service. Stockholders may alsopurchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

AUTOMATIC CASH WITHDRAWAL PLAN. Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA). Stockholders who have earned income and are under age 701/2 may contribute up to $2,000 per year to a Traditional IRA. A working or non-working spouse may also contribute up to $2,000 to a separate Traditional IRA. Contributions to a Traditional IRA may be deductible or non-deductible. If you are NOT covered by an employer's retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your modified adjusted gross income (MAGI) in 1999 is less than $31,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $51,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

ROLLOVER IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

ROTH IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $2,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. Total contributions to a Roth IRA and a Traditional IRA cannot exceed $2,000 in any year. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 591/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 701/2 (if you have earned income), and you are not required to take minimum distributions at age 701/2. You may convert an existing Traditional
IRA to a Roth IRAto take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

TRI-CONTINENTAL CORPORATION
STOCKHOLDER SERVICES (continued)

RETIREMENT PLANNING -- QUALIFIED PLANS. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 25% of earned income (reduced by plan contributions), to a maximum of $30,000 per participant. For retirement plan purposes, no more than $160,000 may be taken into account as earned income under the plan in 1999 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

GIFTS FREE OF FEDERAL TAX are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

STOCK REPURCHASE PROGRAM. In November 1998, the Board of Directors authorized a stock repurchase program through which Tri-Continental may repurchase up to 7.5% of its then-outstanding common stock as long as its discount to net asset value remains wider than 10%. The repurchase program seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of the Corporation's outstanding shares, reduce the dilutive impact on Stockholders who do not take capital gain distributions in additional shares, and increase the liquidity of the Corporation's common stock in the marketplace. As of September 30, 1999, 4.3 million shares had been repurchased. This is approximately 3.9% of the shares outstanding as of November 19, 1998, when the buy-back program was announced.

TRI-CONTINENTAL CORPORATION

For information about your Corporation, write to Corporate Communications, J.&
W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017. If you want information about your investment account, write to Stockholder Services, Seligman Data Corp., at the same address. You may also call Stockholder Services at the telephone number listed below.

--------------------------------------------------------------------------------
IMPORTANT TELEPHONE NUMBERS

STOCKHOLDER                  RETIREMENT PLAN           24-HOUR AUTOMATED
SERVICES                     SERVICES                  TELEPHONE ACCESS SERVICE
(800) TRI-1092               (800) 445-1777            (800) 622-4597

(8:30 a.m. to 6:00 p.m. EST) (8:30 a.m. to 6:00 p.m. EST)

10